UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 20, 2008

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                     1-9494                 13-3228013
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)           Identification No.)


 727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01       Other Events.

On March 20, 2008, Registrant issued a press release announcing nominees for election to the Board of Directors at its 2008 Annual Meeting. A copy of the March 20, 2008 press release is attached hereto as Exhibit 99.1 to this Form 8-K.



Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1  Press Release dated March 20, 2008.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  March 20, 2008



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                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                March 20, 2008.